Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of FuelCell Energy, Inc. (the “Company”) on Form 10-K for the year ended October 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jason B. Few, President, Chief Executive Officer and Chief Commercial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C 78m or 78o(d)); and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 21, 2021	/s/ Jason B. Few
Jason B. Few President, Chief Executive Officer and Chief Commercial Officer (Principal Executive Officer)

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.